TERM A NOTE


$6,100,000.00           San Antonio, TX             July 15, 1996

      For value received, LANCER PARTNERSHIP, LTD., a Texas limited partnership (the "Maker"), irrevocably and unconditionally promises to pay to the order of THE FROST NATIONAL BANK (the "Bank"), at the principal office of THE FROST NATIONAL BANK in San Antonio, Texas, as the Agent for the Banks, the principal sum of SIX MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,100,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of Term A Loans made by the Bank to the Maker pursuant to the terms of the Credit Agreement referred to below, in lawful money of the USA and in immediately available funds, on the dates and in the principal amounts provided for in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term A Loans at such office, in like money and funds for the period commencing on the date of each such Term A Loan until it is paid in full, at the rates and on the dates provided for in the Credit Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement referred to below.

     Principal of and interest on the unpaid principal balance of Term A Loans under this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is one of the "Term A Notes" executed by the Maker and is referred to in, governed by, and entitled to the benefits of, the Credit Agreement dated as of July 15, 1996, among the Maker; NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.; LANCER CORPORATION; THE FROST NATIONAL BANK, individually and as Agent; THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, individually; and the financial institutions that are now or hereafter parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for all relevant intents and purposes, including for a statement of the rights and obligations of the Agent and the Banks and the duties and obligations of the Maker in relation thereto, including scheduled payments and mandatory and voluntary prepayments hereof, interest rate and amount limitations and the acceleration of the maturity hereof. However, neither the foregoing reference to the Credit Agreement nor to any provision thereof or referred to therein, shall affect or impair the irrevocable, absolute and unconditional obligation of the Maker to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on July 15, 2001.

      The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term A Loan made by the
Bank to the Maker, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by the Bank on its books and prior to any transfer of this Note, endorsed by the Bank on a schedule attached hereto or any continuation thereof. The Bank's failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve the Maker's obligation to pay (i) all Term A Loans made by the Bank to the Maker and then outstanding and
(ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

      The Maker and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against the Maker or any other Persons liable herefor, or to enforce it rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

      Except as provided by Section 10.7 of the Credit Agreement, this Note may not be assigned by the Bank to any Person.

      This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, the federal laws of the USA.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                         LANCER PARTNERSHIP, LTD.

                                                    By:    LANCER
                              CAPITAL     CORPORATION,    general
                              partner

                              By:       /s/ John P. Herbots
                              Name:     John P. Herbots
                              Title:    Vice President of Finance

                          TERM A NOTE


$6,100,000.00           San Antonio, TX             July 15, 1996

      For value received, LANCER PARTNERSHIP, LTD., a Texas limited partnership (the "Maker"), irrevocably and unconditionally promises to pay to the order of THE FROST NATIONAL BANK (the "Bank"), at the principal office of THE FROST NATIONAL BANK in San Antonio, Texas, as the Agent for the Banks, the principal sum of SIX MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,100,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of Term A Loans made by the Bank to the Maker pursuant to the terms of the Credit Agreement referred to below, in lawful money of the USA and in immediately available funds, on the dates and in the principal amounts provided for in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term A Loans at such office, in like money and funds for the period commencing on the date of each such Term A Loan until it is paid in full, at the rates and on the dates provided for in the Credit Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement referred to below.

     Principal of and interest on the unpaid principal balance of Term A Loans under this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is one of the "Term A Notes" executed by the Maker and is referred to in, governed by, and entitled to the benefits of, the Credit Agreement dated as of July 15, 1996, among the Maker; NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.; LANCER CORPORATION; THE FROST NATIONAL BANK, individually and as Agent; THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, individually; and the financial institutions that are now or hereafter parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for all relevant intents and purposes, including for a statement of the rights and obligations of the Agent and the Banks and the duties and obligations of the Maker in relation thereto, including scheduled payments and mandatory and voluntary prepayments hereof, interest rate and amount limitations and the acceleration of the maturity hereof. However, neither the foregoing reference to the Credit Agreement nor to any provision thereof or referred to therein, shall affect or impair the irrevocable, absolute and unconditional obligation of the Maker to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on July 15, 2001.

      The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term A Loan made by the
Bank to the Maker, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by the Bank on its books and prior to any transfer of this Note, endorsed by the Bank on a schedule attached hereto or any continuation thereof. The Bank's failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve the Maker's obligation to pay (i) all Term A Loans made by the Bank to the Maker and then outstanding and
(ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

      The Maker and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against the Maker or any other Persons liable herefor, or to enforce it rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

      Except as provided by Section 10.7 of the Credit Agreement, this Note may not be assigned by the Bank to any Person.

      This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, the federal laws of the USA.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                         LANCER PARTNERSHIP, LTD.

By: LANCER CAPITAL CORPORATION,
     general partner

By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President of Finance